SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 19, 2015
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Las Vegas, Nevada USA – November 19, 2015. At the November 17-19 NBAA show in Las Vegas, Nevada, and at the November 8-12 Dubai Airshow in Dubai, UAE, the growing use of SPD-Smart electronically dimmable windows (EDWs) for aircraft was evident. General aviation and commercial transport aviation are very different in many respects, yet they share a common goal: improve the passenger experience. This industry emphasis was a cornerstone at NBAA and the Dubai Airshow. SPD-Smart EDW systems were featured on jets, helicopters and turboprop aircraft, and they offer an effective, elegant and unique solution to improving how passengers feel while in flight.

SPD-Smart EDW systems use Research Frontiers patented SPD-Smart light-control film technology as the foundation that delivers unprecedented benefits to all passengers on board all types of general aviation and commercial transport aircraft. At the touch of a button, passengers at each window have the ability to instantly and precisely control the amount of daylight and glare coming through their window. They continue to enjoy views by tinting their SPD-Smart EDW to control the amount of sunlight and glare to a comfortable level, rather than blocking their view with a shade.

The comfort and benefits an SPD-Smart EDW system delivers extends to all passengers. Cabin-wide control, operated either automatically with photosensors, or manually by the crew, can result in the optimum level of daylight present throughout the cabin at all times. Benefits include greater daylighting, enhanced views, and a more open feeling resulting in greater perceived space. The management and “harvesting” of healthy daylighting instantly transforms the cabin, and synergistically complements other cabin systems including interior mood lighting systems and entertainment systems, for an unequalled passenger experience.

In addition to light and glare control for optimum daylighting, an SPD-Smart EDW system further improves the passenger experience by managing unwanted outside elements coming through windows. It delivers a cooler cabin due to remarkable heat-rejection properties, and a quieter cabin due to acoustic insulation properties. The functionality is combined with improved cabin aesthetics to enhance the interior aesthetics and comfort of the passenger cabin.

Growing Use of SPD-Smart EDWs on Aircraft

Textron Beechcraft King Air 350i, King Air 250, and King Air C90GTx

SPD-Smart EDWs have been selected as standard equipment on the King Air 350i, King Air 250, and King Air C90GTx. These aircraft were at this week’s NBAA show. It was the first public showing of the King Air 350i with SPD-Smart EDWs – replacing the slow-switching “electrochromic” EDWs that were formerly used. As Textron noted in their November 17 news release, “Also standard are electronically dimmable window shades, offering a simple interface that provides more effective shading and faster dimming at the touch of a button.”

Production of SPD-Smart EDWs have already begun for the King Air 250, and deliveries of the King Air 350i with SPD-Smart EDWs are scheduled to begin during the fourth quarter of 2015. Deliveries of the King Air C90GTx are now expected in early 2016.

Dassault Falcon 5X

SPD-Smart skylights have been selected as standard equipment on the upcoming Dassault Falcon 5X, the largest, most powerful, and most advanced Falcon jet ever built by Dassault. At this week’s NBAA and at last week’s Dubai Airshow, a mockup of this aircraft was on display.

One of the most remarkable new Falcon 5X interior design innovations is the “zenith window” – a roof window welcoming passengers and crew as they enter the aircraft to create an elegant and spacious feeling. This is a true industry milestone – business aviation’s first skylight. To offer this enhanced cabin interior feature, Dassault was faced with a critical need to manage the intense solar light, glare and heat coming into the cabin, and SPD-Smart EDW technology provided the solution.

On November 16, Dassault indicated that expects to announce early next year a testing and production schedule for its Falcon 5X.

Honda Aircraft Company – HondaJet

SPD-Smart EDWs have been selected as standard equipment on the HondaJet. A HondaJet demonstrator aircraft was on display at this week’s NBAA show.

On November 17, Honda Aircraft indicated that first HondaJet deliveries would be in December 2015, and said that over 100 orders are in the backlog.

Bell 429 VIP Helicopter

At last week’s Dubai Airshow, a Bell 429 VIP was exhibited that had large SPD-Smart EDWs.

Epic Aircraft E1000

At this week’s NBAA, a mockup of the Epic E1000 aircraft, with SPD-Smart EDWs, was exhibited. Epic representatives at NBAA indicated that EDWs are standard equipment on the upcoming E1000.

The E1000 uses carbon fiber composite material in the airframe, and as a result larger, and a greater number, of passenger windows are possible. This offers many passenger experience benefits including greater daylighting, enhanced views, and a more open feeling resulting in greater perceived space. These windows presented a light, glare and heat challenge, however SPD-Smart technology provides the elegant solution.

The Epic E1000 is expected to receive certification in the first half of 2016, with initial deliveries and production ramp to follow.

Research Frontiers has licensed industry leaders GKN Aerospace, InspecTech Aero Service, Isoclima and Vision Systems to offer SPD-Smart EDWs for the aircraft industry.

Research Frontiers licensee Vision Systems at NBAA

This week at NBAA, Research Frontiers licensee Vision Systems showcased an array of SPD-Smart EDW products at their booth, including their Nuance Touchless EDW which allows users to use simple hand gestures to instantly and precisely select the tint level of the entire window, or controlling the amount of light coming through different zones of the window. Vision Systems also featured its Energia SPD-Smart EDW that is self-powered. This EDW uses transparent photovoltaics to not only power the SPD-Smart window component, but also a passenger reading light and cell phone charger. Vision System also featured at the NBAA its new Opti-Visor product – an SPD-Smart sun visor for the cockpit. Pilots can adjust light levels or can opt to have these managed automatically through corrections to the level of tint in the visor. The new equipment operates without any wiring and has an integrated battery that is rechargeable. Another version of the same unit can be powered by transparent photovoltaic cells integrated into the cockpit windows.

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The Research Frontiers press release is also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1      Research Frontiers Press Release dated November 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
	By:	Seth L. Van Voorhees
	Title:	CFO and VP, Business Development

Dated: November 20, 2015